UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 1, 2016

OXFORD IMMUNOTEC GLOBAL PLC

(Exact name of registrant as specified in its charter)

England and Wales

(State or other jurisdiction

of incorporation)

001-36200	98-1133710
(Commission File Number)	(IRS Employer Identification No.)

94C Innovation Drive, Milton Park, Abingdon OX14 4RZ, United Kingdom

(Address of principal executive offices)

Registrant’s telephone number including area code +44 (0) 1235 442780

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Oxford Immunotec Global PLC (Oxford Immunotec or the Company) is filing this Amendment No. 1 to amend Item 9.01 of the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on July 6, 2016, or the Original Form 8-K. The Original Form 8-K reported that on July 1, 2016, the Company completed its acquisition, or the acquisition, of Imugen, Inc., or Imugen, pursuant to the terms of a purchase agreement, or the Purchase Agreement, dated June 23, 2016. This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to include the required financial statements of Imugen and the unaudited pro forma financial information of the Company in connection with the acquisition. These financial statements and pro forma financial information were intentionally omitted from the Original Form 8-K because the Company did not have all necessary information to file such information on the initial filing date.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited balance sheet of Imugen as of December 31, 2015, the audited statements of income and retained earnings and cash flows for the year ended December 31, 2015, and the related notes to financial statements, together with the related Independent Auditors’ Report of Gray, Gray & Gray, LLP, are filed as Exhibit 99.1 and are incorporated herein by reference.

The unaudited balance sheet of Imugen as of June 30, 2016, the audited balance sheet as of December 31, 2015, the unaudited statements of operations and retained earnings and cash flows for the six month periods ended June 30, 2016 and 2015, together with the notes related thereto, are filed as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of June 30, 2016 as if Oxford Immunotec’s acquisition of substantially all of the assets of Imugen occurred on June 30, 2016, and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2016 and the year ended December 31, 2015 as if Oxford Immunotec’s acquisition of substantially all of the assets of Imugen occurred on January 1, 2015 are filed as Exhibit 99.3 and are incorporated herein by reference.

(c) Not applicable

(d) Exhibits

Exhibit Number	Exhibit Description

23.1	Consent of Independent Auditors
99.1

Independent Auditors’ Report, audited balance sheet of Imugen as of December 31, 2015, the audited statements of income and retained earnings and cash flows for the year ended December 31, 2015, and the notes to financial statements.

99.2

The unaudited balance sheet of Imugen as of June 30, 2016, the audited balance sheet as of December 31, 2015, the unaudited statements of operations and retained earnings and cash flows for the six month periods ended June 30, 2016 and 2015, and the notes to financial statements.

99.3

The unaudited pro forma condensed combined balance sheet as of June 30, 2016 as if Oxford Immunotec’s acquisition of substantially all of the assets of Imugen occurred on June 30, 2016, and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2016 and the year ended December 31, 2015 as if Oxford Immunotec’s acquisition of substantially all of the assets of Imugen occurred on January 1, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2016

OXFORD IMMUNOTEC GLOBAL PLC

By:	/s/ Richard M. Altieri
Richard M. Altieri
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

23.1	Consent of Independent Auditors
99.1

Independent Auditors’ Report, audited balance sheet of Imugen as of December 31, 2015, the audited statements of income and retained earnings and cash flows for the year ended December 31, 2015, and the notes to financial statements.

99.2

The unaudited balance sheet of Imugen as of June 30, 2016, the audited balance sheet as of December 31, 2015, the unaudited statements of operations and retained earnings and cash flows for the six month periods ended June 30, 2016 and 2015, and the notes to financial statements.

99.3

The unaudited pro forma condensed combined balance sheet as of June 30, 2016 as if Oxford Immunotec’s acquisition of substantially all of the assets of Imugen occurred on June 30, 2016, and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2016 and the year ended December 31, 2015 as if Oxford Immunotec’s acquisition of substantially all of the assets of Imugen occurred on January 1, 2015.

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